                          VAN KAMPEN AMERICAN CAPITAL
                               EQUITY INCOME FUND
          SUPPLEMENT DATED FEBRUARY 11, 1997, TO THE PROSPECTUS DATED
          APRIL 29, 1996, AS PREVIOUSLY SUPPLEMENTED ON JUNE 1, 1996,
               JULY 1, 1996, NOVEMBER 1, 1996 AND JANUARY 2, 1997

  The Fund's investment adviser, Van Kampen American Capital Asset Management, Inc., is an indirect subsidiary of Morgan Stanley Group Inc. On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  Dean Witter, Discover & Co. is a financial services company with three major businesses: full service brokerage, credit services and asset management of more than $100 billion in customer accounts.